                                                         -----------------------
Allmerica Financial Services                             Semi-Annual Report
--------------------------------------------------------------------------------
               JUNE 30, 1999



                                                         The Fulcrum Fund(SM)
                                                         Variable Annuity

                                                         . The Fulcrum Trust


The Fulcrum Fund(SM)
    ----------------

                [GRAPHIC APPEARS HERE]




                                   [LOGO OF ALLMERICA FINANCIAL(R) APPEARS HERE]

General Information .......................................................    2

A Letter from the Chairman ................................................    3

Portfolio Performance Summary .............................................    4

Product Performance Summaries .............................................    6
The Fulcrum Fund Variable Annuity (FAFLIC) ................................    6
The Fulcrum Fund Variable Annuity (AFLIAC) ................................    7

Domestic & International Equity Market Overview ...........................    8
The Global Interactive/Telecomm Portfolio .................................   10
The International Growth Portfolio ........................................   11
The Growth Portfolio ......................................................   12
The Value Portfolio .......................................................   13

Bond & Money Market Overview ..............................................   14
The Strategic Income Portfolio ............................................   16

Financials ................................................................  F-1

For further information, see the accompanying semi-annual report.

See Client Notices on page F-21.

                                                             Table of Contents 1

Officers of First Allmerica Financial Life Insurance
Company (FAFLIC) and Allmerica Financial Life Insurance and Annuity Company (AFLIAC)
John F. O'Brien, President, CEO (FAFLIC) and Chairman of the Board (AFLIAC) Richard M. Reilly, President and CEO (AFLIAC)
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Administrator, Custodian, Transfer Agent
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

Legal Counsel
Shea & Gardner
1800 Massachusetts Avenue, N.W., Washington D.C. 20036

Officers of The Fulcrum Trust
George J. Sullivan, Jr., President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Board of Trustees of The Fulcrum Trust
George J. Sullivan, Jr. Chairman/1/
Tom N. Dallape/1/
Gordon Holmes/1/

/1/Independent Trustees

Portfolio Managers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
   The Strategic Income Portfolio

Bee & Associates, Inc.
370 17th Street, Suite 3560, Denver, CO 80202
   The International Growth Portfolio

GAMCO Investors, Inc.
One Corporate Center, Rye, NY 10570-1434
   The Value Portfolio
   The Global Interactive/Telecomm Portfolio

Analytic Investors, Inc.
700 Flower Street, Suite 2400
Los Angeles, CA 90017
   The Growth Portfolio

2  General Information

[PICTURE OF GEORGE J. SULLIVAN, JR APPEARS HERE]

Dear Client:

The U.S. equity market continued its strong performance into the first half of 1999, rising over 12% as measured by the S&P 500 Index. The first quarter showed a continuation of the trends that have been in place for some time, with strength coming from large-cap U.S. growth stocks. Beginning in April, however, sentiment changed and investors sought out more attractively valued stocks which they found in smaller companies and emerging markets. The outlook for emerging markets appears to have been the catalyst for this significant shift in sentiment. In January, Brazil successfully devalued its currency without creating turmoil throughout the region. Meanwhile, other emerging markets showed signs of stability and even growth. Investors found value in basic industries and cyclical stocks, causing large-cap value stocks to post a strong quarter. Investors also moved into small-cap stocks and emerging markets causing the Russell 2000 and MSCI Emerging Markets Free Indices to increase over 15% and 24% respectively during the second quarter.

We are very pleased to report strong investment returns for the period for our equity funds as our managers were able to participate in the rising markets and, in some cases, capture additional returns. The highly disciplined and quantitative investment process employed by the manager of the Growth Portfolio enabled the fund to outperform the S&P 500 Index during each of the last two quarters. These results help confirm our decision last year to replace the previous manager and refocus the objective of the fund. Good security selection helped produce strong absolute returns in the Global Interactive/Telecom fund as the world continues to adapt to new communication technology. Overseas, investors finally started paying attention to attractively valued small companies. Investors in the International Growth Portfolio were rewarded as the strong fundamentals of the companies in which the Portfolio invests were finally recognized and bid up by other investors. For more information on these and all of our funds, please read the market overviews and managers' commentaries found later in this report.

Your Board continues to work hard to build on the changes and improvements we implemented in the Trust last year. Our current focus is to seek out ways to grow the Trust and attract new clients. In this way we can drive down fund expenses and assist the managers in delivering competitive returns to you, our clients.

We continue to work hard to earn your confidence and trust. Thank you for your business.


On behalf of the Board of Trustees,

/s/ George J. Sullivan, Jr

George J. Sullivan, Jr.
Chairman of the Board
The Fulcrum Trust

                                                    A Letter from the Chairman 3

The Fulcrum Trust
--------------------------------------------------------------------------------
Average Annual Total Returns as of 6/30/99

For easy reference, the total returns for the Portfolios are summarized below. Keep in mind that these returns reflect all Portfolio charges but do not include any insurance product fees or expenses. For returns that reflect the deduction of product charges, please refer to the Product Performance Summaries beginning on page 6.




                                                   Portfolio
                                                   Inception            1        Life of
Portfolios                                              Date         Year      Portfolio
----------------------------------------------------------------------------------------
The Fulcrum Trust
The Global Interactive/Telecomm Portfolio             2/1/96       31.52%         26.87%
The International Growth Portfolio                   3/26/96        0.58%          2.01%
The Growth Portfolio                                  2/1/96       15.87%         10.06%
The Value Portfolio                                   2/1/96        4.47%         18.21%
The Strategic Income Portfolio                        2/1/96        1.16%          1.31%


Portfolio performance returns given above reflect an investment in the underlying Portfolios listed on the date of inception of each Portfolio.

Portfolio performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

4   Portfolio Performance Summary

Performance

The Fulcrum Fund(SM)Variable Annuity (FAFLIC)
--------------------------------------------------------------------------------
Average Annual Total Returns as of 6/30/99

For easy reference, the total returns for The Fulcrum Fund(SM)Variable Annuity sub-accounts of FAFLIC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the Individual Portfolio Reviews beginning on page 10.

                                                             Without Surrender Charge                 With Surrender Charge
                                                                     And Contract Fee                      And Contract Fee

                                                 Sub-
                                              Account                             Life                                 Life
                                            Inception          1    Life of    of Sub-              1    Life of    of Sub-
Sub-Accounts                                     Date       Year  Portfolio    Account           Year  Portfolio    Account
---------------------------------------------------------------------------------------------------------------------------
The Fulcrum Trust
---------------------------------------------------------------------------------------------------------------------------
The Global Interactive/Telecomm Portfolio     9/30/97     29.64%     25.07%     36.80%         21.77%     23.53%     33.10%
The International Growth Portfolio            10/3/97     -0.87%      0.56%     -4.40%         -6.99%     -0.85%     -7.59%
The Growth Portfolio                          9/30/97     14.20%      8.49%     -0.90%          6.73%      6.75%     -4.78%
The Value Portfolio                           9/30/97      2.96%     16.53%     10.58%         -4.03%     14.85%      6.29%
The Strategic Income Portfolio                10/3/97     -0.30%     -0.13%      0.64%         -6.38%     -1.34%     -2.51%






Performance returns given above are for the The Fulcrum Fund Variable Annuity sub-accounts of FAFLIC, and except in the columns designated as "Life of Sub-Account", assume an investment in the underlying portfolios listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the portfolios listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 7.0%. Please refer to the product prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

6  Product Performance Summary

The Fulcrum Fund(SM)Variable Annuity  (AFLIAC)
--------------------------------------------------------------------------------
Average Annual Total Returns as of 6/30/99

For easy reference, the total returns for The Fulcrum Fund(SM)Variable Annuity sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the Individual Portfolio Reviews beginning on page 10.

                                                             Without Surrender Charge                 With Surrender Charge
                                                                     And Contract Fee                      And Contract Fee

                                                 Sub-
                                              Account                              Life                                 Life
                                            Inception          1    Life of    of Sub-              1    Life of    of Sub-
Sub-Accounts                                     Date       Year  Portfolio    Account           Year  Portfolio    Account
---------------------------------------------------------------------------------------------------------------------------
The Fulcrum Trust
---------------------------------------------------------------------------------------------------------------------------
The Global Interactive/Telecomm Portfolio     3/13/97     29.64%     25.07%     35.99%         22.09%     23.90%     33.96%
The International Growth Portfolio            3/13/97     -0.86%      0.56%     -2.12%         -7.27%     -1.20%     -4.71%
The Growth Portfolio                          3/13/97     14.20%      8.49%      8.18%          6.74%      6.71%      5.28%
The Value Portfolio                           3/13/97      2.97%     16.54%     16.25%         -3.93%     14.94%     13.49%
The Strategic Income Portfolio                3/13/97     -0.30%     -0.13%      1.79%         -6.47%     -1.46%     -0.44%






Performance returns given above are for the The Fulcrum Fund Variable Annuity sub-accounts of AFLIAC, and except in the columns designated as "Life of Sub-Account", assume an investment in the underlying portfolios listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the portfolios listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 7.0%. Please refer to the product prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                   Product Performance Summary 7

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.

1999: Signs of a global economic recovery boost the performance of commodities issues. Investors shift their interest away from growth stocks in favor of more attractively valued small- and mid-cap stocks.


The first six months of 1999 witnessed signs of a global economic recovery, inducing a market rotation in favor of small- and mid-cap stocks, as well as value stocks. In response to recovering developed and emerging markets, as well as continued U.S. economic growth, investors shifted their attention away from the more popular growth stocks toward opportunities in the broader market.

As the year began, investors gained confidence from the smooth introduction of the euro, but worried about emerging markets and the impact of a potential devaluation of the Brazilian currency. The financial contagion accompanying last year's devaluation of the Russian ruble was clearly on investors' minds. However, fears that Brazil would take emerging markets lower proved to be unfounded, as Brazil's January currency devaluation was accepted quite well by the world's markets. Ultimately, greater price and currency stability enabled interest rates to fall throughout Latin America and Asia, helping the equity markets. Investor confidence in the recovery of worldwide economies boosted the performance of commodities issues, including oil, utility, and paper companies.

Helped by falling interest rates, government fiscal stimulus policies, and the interest of American investors, Japan made a striking comeback as the best performer among the world's major markets so far this year. Significant contributors included Toshiba, Murata Manufacturing, and Takeda Chemical. The European Central Bank surprised the markets in April by cutting rates by 0.50%, sparking an all-time high in consumer confidence. The European stock markets rallied further once the U.S. Federal Reserve decided to adopt a neutral bias after imposing an interest rate increase of 0.25% on June 30. Positive economic news emerged out of Germany and France. One notable performer was the German telecommunications company, Mannesmann, having successfully made a host of acquisitions including Telecom Italia. The outstanding performance of commodity-based stocks

                           [TIME LINE APPEARS HERE]

1999      JAN

Brazil devalues their currency and fears that a Brazilian "contagion" would emerge, failed to materialize. Ultimately, greater price and currency stability enable interest rates to fall in Latin America and Asia.

[GRAPHIC APPEARS HERE] FEB

Investor confidence in global economic recovery promotes commodity-based stocks. The petroleum market stabilizes, helping to drive stocks higher in the energy sector.

[GRAPHIC APPEARS HERE] MAR

Japan makes a striking comeback as the best performer among the world's major markets due to falling interest rates, fiscal stimulus policies, and the interest of American investors.

brightened the horizon on both domestic and international fronts. As a result, investor interest turned toward exporting companies from Australia and New Zealand. The subsequent stabilization of the petroleum market contributed to an increase in oil prices, helping to drive stocks higher in the energy sector.

Corporate profits in the U.S. continued to be troubled by problems in the Asian market early in the year. Large gains continued within a select group of large-cap and Internet stocks with very poor performance across the rest of the market. Weaker demand for most commodities and exports from the U.S. muted pricing power for many industries. Investors gravitated to stocks where revenue growth was strong such as the Internet, health care, and large "brand name" stocks. Old growth stocks were eclipsed by the new with America Online surpassing Coca-Cola in market value. Mergers also gave the market a lift as BP Amoco acquired Atlantic Richfield, BankBoston and Fleet agreed to merge, and the AT&T-TCI deal was completed.

However, by the second quarter, the U.S. corporate profits recession appeared to be ending. As a result, small- and mid-cap stocks experienced a revival as investors turned their interest toward more value-oriented stocks. Unfortunately, the growth sectors of the market weakened as the profit outlook for growth stocks became overshadowed by fears that a renewed confidence in a global economic recovery would lead to higher rates. With the broadening in the market, investors adopted a renewed interest in the heavy industry sector, as well as the basic materials, energy, consumer durables, retail trade and financial sectors. The longest bull market in U.S. history continued its stampede, enabling the financial sector to rebound from the lows of last October. Health care became the weakest performing sector, suffering from underperformance of large pharmaceutical holdings caused by reductions in Medicare reimbursements.

Looking ahead, the Federal Reserve's proactive interest rate increase could keep the economy in a modest growth phase as they work to keep inflation in check. Improving global economic conditions should continue to encourage investors, who have enjoyed, thus far, a welcome broadening in the market. It is expected that the euro will rise toward the end of the year if the European markets continue to gain strength. Investors are cautious with regard to Japan and Asia. For Japan, the road toward economic recovery will be long and difficult, and the commitment to reform may dissolve in Asia if their economies and asset prices keep rising. Similarly, the economic outlook is still tenuous in Latin America where there is alarming sensitivity to interest rate fluctuations, and the real potential for political opposition in Brazil could impede economic progress.


                            [TIMELINE APPEARS HERE]

[GRAPHIC APPEARS HERE] APR

The European Central Bank surprises the markets by cutting rates by 0.50%, sparking an all-time high in consumer confidence.

MAY

Growth sectors of the market weaken, over fears that the recovery of worldwide economies would lead to higher interest rates. Small- and mid-cap stocks experience a revival as investors renew their interest in attractively valued securities within the broader market.

[GRAPHIC APPEARS HERE] JUN

In an effort to prevent inflation, the U.S. Federal Reserve raises interest rates 0.25%. European markets rally once the Fed decides to loosen its tightening bias in favor of a neutral interest rate position.


                               Domestic & International Equity Market Overview 9

The Global Interactive/Telecomm Portfolio returned 22.64% for the first half of the year, while the S&P 500 returned 12.38% for the same period.

Global service providers, selected broadcasters, and U.S. telecommunications companies all benefited the Portfolio's performance. In recent years, much investment attention has focused on the build-out of the Internet transmission highway and the advent of new interactive services. Cable television stocks soared as investors recognized the enormous potential of their Internet pipeline business. Telecommunications companies and information/entertainment software producers have also done well with the realization that the age of interactivity is upon us.

U.S. broadcasters suffered through a dismal 1998. They lost viewers and advertising dollars to cable television operators. The Internet captured a bigger piece of many companies' advertising budgets. However, although the national and local spot markets remain soft, up-front advertising sales are up 13%. They will get an additional boost in the upcoming election year.

In the second quarter, the Portfolio's broadcast holdings were mixed. Small independents posted modest gains. The Portfolio's managers believe when investors start to focus on next year's numbers, they will begin investing in these broadcast laggards. Leading performers came from a wide range of interactive service sub-sectors including cable television, domestic telcos, and publishers. Detracting from performance were several holdings in gaming companies.

One of the principal drivers of the Portfolio now and going forward is wireless telephony. There are a number of factors that are driving these service providers including single rate plans, data transmission and caller-pays. The Portfolio holds a number of companies that have the potential to continue to perform well in the months and years ahead.


Investment Manager
GAMCO Investors, Inc.

About The Fund
Seeks to make money by investing globally in equity securities of companies that develop, manufacture or sell interactive and/or telecommunications services and products.


                             Portfolio Composition

As of June 30, 1999, the sector allocation of net assets was:

                           [BAR GRAPH APPEARS HERE]

Telephone Systems               28%
Communications                  11%
Entertainment & Leisure         10%
Media Broadcasting               8%
Publishing                       7%
Other                           36%


                          Average Annual Total Returns

Period ended June 30, 1999                                1 Year    Life of Fund
The Global Interactive/Telecomm Portfolio                 31.52%       26.87%

S&P 500(R)Index                                           22.76%       27.52%


                   Growth of a $10,000 Investment Since 1996

                           [LINE GRAPH APPEARS HERE]

                                 The Global
                                 Interactive               S&P
           Inception              Telecomm                500(R)
             Date                 Portfolio               Index
           ---------            ------------             -------
              2/96                $10,000                $10,000
              6/96                  9,720                 10,647
             12/96                 10,049                 11,891
              6/97                 11,526                 14,342
             12/97                 14,097                 15,859
              6/98                 17,124                 18,668
             12/98                 18,364                 20,392
              6/99                 22,522                 22,917


The Global Interactive/Telecomm Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


10 The Global Interactive/Telecomm Portfolio

The International Growth Portfolio was up 13.40% in the second quarter while the MSCI EAFE Index was up 2.50%. In the first half, the portfolio increased 16.44% while the benchmark increased 4.00%.

The Portfolio's performance was significantly helped by its European positions, especially in Switzerland, as well as a position in one Japanese small-cap stock.

The Fund continued to be negatively affected by the strength of the dollar, especially compared to the Euro, since the Portfolio manager does not hedge the Fund's currency exposure.

With only minor purchases and sales in existing positions, there were no major changes in the portfolio during the first half of 1999.

The Portfolio manager is optimistic about the improving environment for equities in Europe and, on a selected basis, in Asia. The manager expects the second half to see further fundamental progress by companies in the portfolio and hopes that the strength of the dollar will subside, which would benefit all existing positions.


                         Average Annual Total Returns

Period ended June 30, 1999                         1 Year     Life of Fund

The International Growth Portfolio                  0.58%         2.01%

Morgan Stanley EAFE Index                           7.62%         7.71%


                   Growth of a $10,000 Investment Since 1996

                           [LINE GRAPH APPEARS HERE]

                         The                       Morgan
                     International                Stanley
                        Growth                      EAFE
Date                   Portfolio                   Index
-----               --------------                --------

 3/96                  $10,000                    $10,000
 6/96                    7,270                     10,195
12/96                   10,330                     10,262
 6/97                   10,951                     11,324
12/97                    9,967                     10,286
 6/98                   10,613                     11,839
12/98                    9,168                     12,161
 6/99                   10,675                     12,741


The International Growth Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


Investment Manager
Bee & Associates, Inc.

About The Fund
Seeks to make money by investing internationally for long-term capital appreciation, primarily in equity securities.


                             Portfolio Composition

As of June 30, 1999 the country allocation of net assets was:


                           [BAR GRAPH APPEARS HERE]

Switzerland             15%
Sweden                  13%
Israel                  12%
United Kingdom           9%
Norway                   9%
Other                   42%

                                           The International Growth Portfolio 11

The Growth Portfolio returned 15.49%, outperforming its benchmark S&P 500 Index, which returned 12.38% for the first half of 1999.

Strong second quarter performer helped to compensate for the first quarter's 0.8% reduction in Portfolio performance caused by writing down a private placement holding inherited from the previous manager. The resurgence of valuation measures as a determining factor in pricing securities is one of the primary reasons for strong second quarter returns.

Measures such as cash flow-to-price and sales-to-price had great predictability in differentiating high performing stocks from low performing stocks. Since the Portfolio's managers' investment process relies heavily on these valuation measures, and less on stock price momentum, the Portfolio benefited tremendously from this shift.

Despite another strong quarter for the U.S. equity market, modest increases are anticipated for the remainder of the year. The manager believes that second and third quarter earnings will continue to support the lofty valuations across most companies. Still, it should be noted that the manager makes no attempt to add value by forecasting the short-run direction of the market. Using a proprietary system to rank both value and growth factors, management will continue to select stocks that are expected to outperform the S&P 500 Index in any market environment.


Investment Manager
Analytic Investors, Inc.

About The Fund
Seeks to make money by investing primarily in securities selected for their long-term growth prospects.


                             Portfolio Composition

As of June 30, 1999 the sector allocation of net assets was:

                           [BAR GRAPH APPEARS HERE]

Pharmaceuticals                         7%
Computer Software & Processing          7%
Telephone Systems                       7%
Banking                                 6%
Beverages, Food & Tobacco               5%
Other                                  68%


                          Average Annual Total Returns

Period ended June 30, 1999                         1 Year     Life of Fund

The Growth Portfolio                                15.87%        10.06%

S&P 500(R)Index                                     22.76%        27.52%


                   Growth of a $10,000 Investment Since 1996

                           [LINE GRAPH APPEARS HERE]

                                 The Growth                S&P 500(R)
         Date                     Portfolio                  Index
        --------                 ----------                ----------
          2/96                    10,000                    10,000
          6/96                     9,410                    10,647
         12/96                    10,840                    11,891
          6/97                    12,160                    14,342
         12/97                    11,950                    15,859
          6/98                    11,970                    18,668
         12/98                    12,010                    20,392
          6/99                    13,870                    22,917


The Growth Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


12 The Growth Portfolio

The Value Portfolio returned 8.06% underperforming its benchmark S&P 500 Index, which returned 12.38% for the first half of 1999.

During the second quarter, value stocks reasserted themselves and the portfolio jumped 11.9% versus 7.1% for the S&P 500 Index. Cyclical stocks ignited a rally as a strong domestic economy bolstered the earnings outlook for these companies. The Portfolio's performance was boosted by industrial and energy service company holdings. Telecommunications stocks turned out to be modest performers while broadcast holdings were mixed. Despite a strong second quarter rally, the manager believes value stocks remain inexpensive while growth stocks are still overvalued.

The American consumer has been the key to economic growth so far this year. Full employment, rising wages and a generous stock market have emboldened consumers who continue to spend. Within this environment, the Portfolio's managers believe that there are windows of opportunity in the small- and mid-cap value sectors, as small-cap value stocks offer the dual advantages of better earnings growth potential with lower P/E multiples. It is also anticipated that dominant franchises in the telecommunications industry may be positive contributors to the Portfolio in the future. Management will continue to seek out opportunities and maintain a diversified portfolio of what they believe are long-term fundamental investment bargains.


                          Average Annual Total Returns

Period ended June 30, 1999                          1 Year     Life of Fund

The Value Portfolio                                  4.47%        18.21%

S&P 500(R)Index                                     22.76%        27.52%


                   Growth of a $10,000 Investment Since 1996

                           [LINE GRAPH APPEARS HERE]

                     The Value            S&P 500(R)
 Date                Portfolio              Index
-----                ----------           ----------

 2/96                 $10,000              $10,000
 6/96                  10,840               10,647
12/96                  11,513               11,891
 6/97                  13,259               14,342
12/97                  15,236               15,859
 6/98                  16,941               18,668
12/98                  16,377               20,392
 6/99                  17,697               22,917


The Value Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


Investment Manager
GAMCO Investors, Inc.

About The Fund
Seeks to make money by investing in companies that are believed to be undervalued and may achieve significant capital appreciation.


                            Portfolio Composition:

As of June 30, 1999 the sector allocation of net assets was:

                           [BAR GRAPH APPEARS HERE]

Beverages, Food & Tobacco       18%
Insurance                        6%
Heavy Machinery                  6%
Oil & Gas                        5%
Forest Products & Paper          5%
Other                           60%


                                                          The Value Portfolio 13

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

1999: The first half of 1999 was a turbulent period for the bond market. Performance varied from the first quarter to the second, leaving the majority of bond investors disappointed.


The first half of 1999 was a turbulent period for the bond market. Performance varied from the first quarter to the second, leaving the majority of bond investors disappointed.

The year began with a certain confidence in the stability of the domestic economy. Agency, corporate, and mortgage-backed bonds rallied, encouraging investors to take advantage of bond yield premiums that had been de-emphasized during the Treasury rally of 1998. However, the economy grew more rapidly than predicted and patterns of inflation, such as increasing commodity prices, became evident. By the end of the second quarter the Federal Reserve raised interest rates 0.25% against the threat of inflation. As the quarter progressed most sectors tended to decline in value, treasuries suffering the greatest losses. On the other hand, emerging markets showed signs of life in the second quarter and a few emerging markets bonds made their debut as stand out performers.

The second quarter marked the first time in two years in which some foreign markets outperformed the U.S. bond market. Throughout Asia, economic recovery was evident and interest rates fell. Japan's economy, in particular, showed great signs of recovery throughout the first half of this year, inspiring enthusiasm among international investors. Latin America also fared well, the most significant performers being Mexico and Brazil, both in the process of economic recovery.

As a group, however, foreign markets underperformed the U.S. bond market in the second quarter, the major culprit being Europe, where a backup in interest rates has been significant. Introduced on January 1, the new European currency, the "euro", lost 13% of its value against the dollar within six months. Many European bonds sold at a great dis-


                            [TIMELINE APPEARS HERE]

[GRAPHIC APPEARS HERE] 1999 JAN

The new European Currency is introduced. Over the course of six months, the euro loses 13% of its value against the dollar.

A rally of agency, corporate, and mortgage-backed bonds encourages investors to take advantage of bond yield premiums.

[GRAPHIC APPEARSH HERE] FEB

Investors take a cautious stance toward the rapidly growing economy and the threat of an increase in interest rates by favoring the money market and U.S. Treasuries.

MAR

Corporate and securitized spreads widen, due principally to the high rate of net new issuance from companies such as Sprint, Conoco, and Ford.


14 Bond & Money Market Overview
count to American bonds, yet it appears unlikely that the European Central Bank will tighten its monetary policy in the near future. A highly probable source of the foreign market's underperformance is the Japanese selling of euro-denominated issues in the face of the significant weakness of the euro against both the dollar and the yen.

Although the Federal Reserve announced their decision to adopt a neutral bias in conjunction with an increase in interest rates in late June, they are on the lookout for signs that the domestic economy is strengthening, in which case a more forceful bias will be in order. The record pace of corporate bond issuance displayed late in the second quarter is one indicator that the economy is, in fact, continuing to strengthen. The high rate of net new issuance, higher than the total for any previous year with the exception of last year's, has been the largest force in widening corporate and securitized spreads. The predominance of "mega" issues, such as the Ford and earlier AT&T issues, has also tended to reduce liquidity in the broader corporate market as more money is drawn to relatively few large and liquid issues.

The money market also struggled as a result of the volatile economy but managed to outperform the bond market. Ultimately, it was the very strength of the economy that worried investors and the Federal Reserve about the potential for higher inflation. The domestic economy turned out to be more resilient than predicted. Housing and auto sales remained strong and corporate fundamentals remained positive. Investors remained defensive against rising interest rates over the last quarter and were rewarded by turning their attention to the general security of the money market.

Looking ahead in the U.S. economy, interest rates appear to be near the top of their projected trading range. Although corporate fundamentals remain positive, corporate spreads are likely to experience volatility in expectation of large new issues from companies such as Ford. Many foreign economies are in the process of recovery, their bond markets benefiting from increasing investor enthusiasm. Overall, the bond market seems to be in the process of gaining stability. However, investors are remaining cautious and could favor U.S. Treasuries.


                            [TIMELINE APPEARS HERE]

[GRAPH APPEARS HERE] APR

Japan shows signs of economic recovery along with other foreign countries such as Brazil and Mexico, marking the first time in two years in which some foreign markets outperform the U.S. bond market.

MAY

As a group, foreign markets underperform the U.S. bond market, the major culprit being Europe, where a backup in interest rates is significant.

[GRAPH APPEARS HERE] JUN

In response to rapid economic growth, the Federal Reserve combines a neutral bias with a 0.25% raise in interest rates to guard against inflation.


                                                 Bond & Money Market Overview 15

The Strategic Income Portfolio posted a return of -2.84% for the first half of the year, compared to the -1.38% return for the Lehman Aggregate Bond Index for the same period.

The first half of 1999 was a turbulent time for the U.S. bond market. As confidence slowly returned to the market, investors moved away from the safety of Treasuries and back into a variety of "spread" assets such as Government Agency paper, corporate bonds, and mortgage-backed securities. This increase in demand caused spreads to narrow and bond prices to rise. The economy once again proved to be more resilient than many forecasters predicted. Responding to a succession of strong economic indicators, Treasuries fluctuated 1.40% and ended the period more than 1.10% higher than at the start of the year.

The overall rise in interest rates caused the bond market to post a negative return for the period, as bond prices moved in the opposite direction to interest rates. The yield advantage of spread assets failed to materialize as volatility continued to plague the market.

Looking ahead, the Portfolio's manager remains cautious. Interest rates appear to be near the top of their projected trading range. The outlook for spread assets remains murky over the near term. Both mortgage-backed securities and corporate bonds may underperform Treasuries as long as swap spreads continue to widen. In light of these concerns, the Portfolio's manager has a higher than normal allocation to U.S. Treasuries which can be sold to purchase spread assets as good buying opportunities materialize.


Investment Manager
Allmerica Asset Management, Inc.

About The Fund
Seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.

                             Portfolio Composition

As of June 30, 1999 the sector allocation of net assets was:

                           [BAR GRAPH APPEARS HERE]

U.S. Government and Agency Obligations  81%
Corporate Debt                           7%
Other                                   12%

                          Average Annual Total Returns

Period ended June 30, 1999                         1 Year     Life of Fund

The Strategic Income Portfolio                      1.16%         1.31%

Lehman Brothers Aggregate Bond Index                3.13%         5.74%


                   Growth of a $10,000 Investment Since 1996

                           [LINE GRAPH APPEARS HERE]

                       The                    Lehman
                     Strategic               Brothers
                      Income                 Aggregate
 Date                Portfolio              Bond Index
-----                ---------              ----------

 2/96                $10,000                 $10,000
 6/96                  9,420                   9,813
12/96                 10,044                  10,294
 6/97                  9,883                  10,612
12/97                 10,102                  11,287
 6/98                 10,337                  11,730
12/98                 10,762                  12,268
 6/99                 10,456                  12,097


The Strategic Income Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


16  The Strategic Income Portfolio

                   The Global Interactive/Telecomm Portfolio

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
  Shares                                                            (Note 2)
-----------------------------------------------------------------------------
 COMMON STOCKS - 81.2%

         Telephone Systems - 27.8%
  12,000 AT&T Corp. - Liberty Media Group, Class A                 $  441,000
   1,000 BCE Mobile Communication, Inc.*                               30,438
   1,500 BCE, Inc.                                                     73,969
   5,500 Cable & Wireless Plc ADR                                     217,938
   3,500 Century Communications Corp., Class A*                       161,000
   2,000 Cia. de Telecomunicaciones de Chile SA ADR                    49,500
   6,000 CommNet Cellular, Inc.*                                      157,500
   5,210 Commonwealth Telephone Enterprises, Inc.*                    210,679
   2,000 GST Telecommunications, Inc.*                                 26,375
     500 Hong Kong Telecommunications, Ltd. ADR                        13,469
   1,500 Iridium World Communications, Ltd.*                           16,031
   8,000 Loral Space & Communications, Ltd.*                          144,000
   8,000 Rogers Cantel Mobile Communications, Inc., Class B ADR*      131,500
   4,000 Rural Cellular Corp., Class A*                                80,000
     500 SK Telecom Co., Ltd. ADR                                       8,500
   4,000 Telephone and Data Systems, Inc.                             292,250
   1,000 Viatel, Inc.*                                                 56,125
     500 Vimpel-Communications ADR*                                    11,594
                                                                   ----------
                                                                    2,121,868
                                                                   ----------

         Communications - 10.6%
   4,000 Aerial Communications, Inc.*                                  54,000
   2,500 American Tower Corporation, Class A*                          60,000
   7,000 COMSAT Corp.                                                 227,500
   2,400 Globalstar Telecommunications, Ltd.*                          55,650
   1,000 Nextel Communications, Inc., Class A*                         50,188
   2,000 Omnipoint Corp.*                                              57,875
   9,375 Price Communications Corp.*                                  140,625
  10,000 Rogers Communications, Inc., Class B*                        161,875
                                                                   ----------
                                                                      807,713
                                                                   ----------

         Entertainment & Leisure - 10.3%
   5,000 Ascent Entertainment Group, Inc.*                             70,625
   3,000 Gaylord Entertainment Co.                                     90,000
   3,000 GC Companies, Inc.*                                          107,250
   4,000 King World Productions, Inc.*                                139,250
   2,400 Pathe SA                                                     288,096
   1,200 Time Warner, Inc.                                             88,200
                                                                   ----------
                                                                      783,421
                                                                   ----------

         Media - Broadcasting - 7.5%
   3,005 Chris-Craft Industries, Inc.*                                141,611
   1,000 Granite Broadcasting Corp.                                    37,750
   2,250 Gray Communications Systems, Inc., Class B                    31,781
   3,500 USA Networks, Inc.*                                          140,438
   5,000 Viacom, Inc., Class A*                                       220,625
                                                                   ----------
                                                                      572,205
                                                                   ----------

         Publishing - 6.5%
   2,000 Lee Enterprises, Inc.                                         61,000
   2,000 Media General, Inc., Class A                                 102,000
   2,000 Pulitzer, Inc.                                                97,125
   1,500 The McClatchy Company, Class A                                49,688

                                                       Value
  Shares                                             (Note 2)
--------------------------------------------------------------
         Publishing (continued)
   1,000 The McGraw-Hill Companies, Inc.            $   53,938
   1,500 Tribune Co.                                   130,688
                                                    ----------
                                                       494,439
                                                    ----------

         Media - Broadcasting & Publishing - 5.5%
     500 Audiofina                                      24,235
     200 BHC Communications, Inc., Class A              25,725
   2,000 Fisher Companies, Inc.                        126,000
   2,500 MediaOne Group, Inc.*                         185,938
   1,000 The Times Mirror Company, Class A              59,250
                                                    ----------
                                                       421,148
                                                    ----------

         Lodging - 2.2%
  10,000 Aztar Corp.*                                   91,869
   1,000 Hilton Hotels Corp.                            14,188
   3,000 Mirage Resorts, Inc.*                          50,250
   1,000 Park Place Entertainment Corp.*                 9,688
                                                    ----------
                                                       165,995
                                                    ----------

         Insurance - 2.1%
   3,000 The Liberty Corp.                             163,500
                                                    ----------

         Computer Software & Processing - 1.9%
   5,000 Platinum Technology, Inc.*                    146,250
                                                    ----------

         Commercial Services - 1.6%
   6,000 Cendant Corp.*                                123,000
                                                    ----------

         Retailers - 1.4%
   8,000 Lillian Vernon Corp.                          104,000
                                                    ----------

         Cable - 0.9%
   1,000 Cablevision Systems Corp.*                     70,000
                                                    ----------

         Advertising - 0.8%
   3,500 Ackerley Group, Inc.                           63,656
                                                    ----------

         Electric Utilities - 0.7%
   5,000 Citizens Utilities Co., Class B*               55,625
                                                    ----------

         Electronics - 0.6%
   1,000 PubliCARD, Inc.*                               10,188
     300 Sony Corp. ADR                                 33,113
                                                    ----------
                                                        43,301

         Transportation - 0.5%
   3,000 Travel Services International, Inc.*           36,000
                                                    ----------

         Beverages, Food & Tobacco - 0.3%
     500 The Seagram Company, Ltd.                      25,188
                                                    ----------
         Total Common Stocks                         6,197,309
                                                    ----------
         (Cost $4,421,099)


                       See Notes to Financial Statements.
--------------------------------------------

                   The Global Interactive/Telecomm Portfolio

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                 Value
  Shares                                       (Note 2)
--------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS - 1.8%

         Telephone Systems - 1.2%
   1,000 Sprint, 8.25%                        $   87,000
                                              ----------

         Electric Utilities - 0.6%
   1,000 Citizens Utilities Co., 5.00%            48,625
                                              ----------
         Total Convertible Preferred Stocks      135,625
                                              ----------
         (Cost $84,049)

 Total Investments - 83.0%                     6,332,934
                                              ----------
 (Cost $4,505,148)
 Net Other Assets And Liabilities - 17.0%      1,300,129
                                              ----------
 Total Net Assets - 100.0%                    $7,633,063
                                              ==========

------------------
ADR American Depositary Receipt
*   Non-income producing security.
FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1999, the aggregate cost of investment securities for tax purposes was $4,517,428. Net unrealized appreciation (depreciation) aggregated $1,815,506, of which $1,928,461 related to appreciated investment securities and $(112,955) related to depreciated investment securities.
OTHER INFORMATION
For the six months ended June 30, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $2,763,336 and $2,597,933 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                       The International Growth Portfolio

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                             Value
  Shares                                   (Note 2)
----------------------------------------------------
 COMMON STOCKS - 97.1%

         Switzerland - 14.6%
     250 PubliGroupe SA                   $  136,647
     480 Synthes-Stratec, Inc.*              152,479
     400 The Selecta Group - Registered      159,475
                                          ----------
                                             448,601
                                          ----------

         Sweden - 13.1%
  17,600 Investment AB Bure                   93,305
  13,500 IRO AB                              150,296
  10,825 Nobel Biocare AB                    159,412
                                          ----------
                                             403,013
                                          ----------

         Israel - 11.9%
   3,000 Orbotech, Ltd.*                     156,375
  12,000 Tecnomatix Technologies, Ltd.*      210,000
                                          ----------
                                             366,375
                                          ----------

         United Kingdom - 8.8%
  80,000 McBride Plc                         141,254
  45,200 Victrex Plc                         129,689
                                          ----------
                                             270,943
                                          ----------

         Norway - 8.7%
  40,000 Norsk Lotteridrift ASA              126,891
  35,000 P4 Radio Hele Norge ASA             139,897
                                          ----------
                                             266,788
                                          ----------

         Ireland - 7.1%
  15,000 Saville Systems Plc ADR*            217,500
                                          ----------

                                                        Value
    Shares                                            (Note 2)
---------------------------------------------------------------
            Japan - 5.9%
     1,000  Fancl Corp.                              $  181,864
                                                     ----------

            Hong Kong - 5.6%
 1,030,750  Lung Kee (Bermuda) Holdings                 171,380
                                                     ----------

            Italy - 4.7%
    21,500  Industria Macchine Automatiche              145,116
                                                     ----------

            Portugal - 4.5%
     4,500  Investec-Consultoria Internacional, SA      136,385
                                                     ----------

            Netherlands - 4.2%
     2,000  Van Melle NV                                128,235
                                                     ----------

            Canada - 4.1%
    25,000  Danier Leather, Inc.*                       127,291
                                                     ----------

            France - 3.9%
    18,000  Lectra Systemes*                            120,510
                                                     ----------
            Total Common Stocks                       2,984,001
                                                     ----------
            (Cost $2,772,392)

 Total Investments - 97.1%                            2,984,001
                                                     ----------
 (Cost $2,772,392)
 Net Other Assets And Liabilities - 2.9%                 88,841
                                                     ----------
 Total Net Assets - 100.0%                           $3,072,842
                                                     ==========

------------------
ADR American Depositary Receipt
*   Non-income producing security.


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1999, the aggregate cost of investment securities for tax purposes was $2,774,612. Net unrealized appreciation (depreciation) aggregated $209,389, of which $497,599 related to appreciated investment securities and $(288,210) related to depreciated investment securities.
OTHER INFORMATION
For the six months ended June 30, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $615,278 and $494,067 of non-governmental issuers, respectively.

Industry Concentration
   of Common Stocks
as a Percentage of Net
        Assets:

Computer Software &
 Processing                17.9%
Medical Supplies           10.2
Heavy Machinery             9.6
Media - Broadcasting &
 Publishing                 9.0
Cosmetics & Personal Care   5.9
Industrial - Diversified    5.6
Food Retailers              5.2
Electronics                 5.1
Household Products          4.6
Advertising                 4.4
Chemicals                   4.2
Beverages, Food & Tobacco   4.2
Retailers                   4.1
Entertainment & Leisure     4.1
Financial Services          3.0
                           ----
                           97.1%
                           ====

                       See Notes to Financial Statements.
--------------------------------------------

                              The Growth Portfolio

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
 COMMON STOCKS - 87.1%

         Pharmaceuticals - 7.5%
   2,384 Abbott Laboratories                       $  108,472
     384 American Home Products Corp.                  22,080
   1,400 Merck & Co., Inc.                            103,600
   1,520 Schering-Plough Corp.                         80,560
   1,400 Warner-Lambert Co.                            97,125
                                                   ----------
                                                      411,837
                                                   ----------

         Computer Software & Processing - 7.3%
     152 America Online, Inc.*                         16,796
   1,160 Computer Associates International, Inc.       63,800
   1,384 Compuware Corp.*                              44,029
   1,728 Microsoft Corp.*                             155,844
   2,176 Oracle Corp.*                                 80,784
     608 Sun Microsystems, Inc.*                       41,876
                                                   ----------
                                                      403,129
                                                   ----------

         Telephone Systems - 7.1%
   1,576 Bell Atlantic Corp.                          103,031
   1,584 BellSouth Corp.                               74,250
   1,184 GTE Corp.                                     89,688
      56 MCI WorldCom, Inc.*                            4,830
     928 SBC Communications, Inc.                      53,824
   1,120 U.S. West, Inc.                               65,800
                                                   ----------
                                                      391,423
                                                   ----------

         Banking - 6.3%
   2,904 Citigroup, Inc.                              137,940
   1,728 Household International, Inc.                 81,864
      96 J. P. Morgan & Company, Inc.                  13,488
   2,656 Wells Fargo Co.                              113,544
                                                   ----------
                                                      346,836
                                                   ----------

         Beverages, Food & Tobacco - 4.7%
     200 Anheuser-Busch Companies, Inc.                14,188
     760 General Mills, Inc.                           61,085
     240 H.J. Heinz Co.                                12,030
   1,704 Philip Morris Companies, Inc.                 68,480
     872 The Coca-Cola Co.                             54,500
     656 Unilever NV ADR                               45,756
                                                   ----------
                                                      256,039
                                                   ----------

         Oil & Gas - 4.5%
   1,144 Exxon Corp.                                   88,231
     888 Mobil Corp.                                   87,912
   1,472 Phillips Petroleum Co.                        74,060
                                                   ----------
                                                      250,203
                                                   ----------

         Industrial-Diversified - 4.5%
   2,168 General Electric Co.                         244,984
                                                   ----------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Computers & Information - 4.1%
     880 Cisco Systems, Inc.*                    $   56,760
   2,232 Dell Computer Corp.*                        82,584
     232 EMC Corp.*                                  12,760
     704 Gateway, Inc.*                              41,536
     248 International Business Machines Corp.       32,054
                                                 ----------
                                                    225,694
                                                 ----------

         Restaurants - 3.9%
   2,104 McDonald's Corp.                            86,922
  15,375 New York Restaurant Group (A)*             111,315
     296 Tricon Global Restaurants, Inc.*            16,021
                                                 ----------
                                                    214,258
                                                 ----------

         Automotive - 3.5%
   1,864 Ford Motor Co.                             105,200
   1,224 General Motors Corp.                        80,784
     128 TRW, Inc.                                    7,024
                                                 ----------
                                                    193,008
                                                 ----------

         Financial Services - 3.3%
   1,600 Fannie Mae                                 109,400
   1,000 Transamerica Corp.                          75,000
                                                 ----------
                                                    184,400
                                                 ----------

         Electric Utilities - 3.0%
   2,632 Edison International                        70,406
   2,224 PG&E Corp.                                  72,280
   1,080 Sempra Energy                               24,435
                                                 ----------
                                                    167,121
                                                 ----------

         Communications - 2.9%
   1,032 Corning, Inc.                               72,369
   1,328 Lucent Technologies, Inc.                   89,557
                                                 ----------
                                                    161,926
                                                 ----------

         Chemicals - 2.9%
   1,808 Monsanto Co.                                71,303
     688 The Dow Chemical Co.                        87,290
                                                 ----------
                                                    158,593
                                                 ----------

         Medical Supplies - 2.7%
     176 C. R. Bard, Inc.                             8,415
   1,408 Johnson & Johnson                          137,984
                                                 ----------
                                                    146,399
                                                 ----------

         Retailers - 2.5%
   2,776 Kmart Corp.*                                45,631
   1,936 Wal-Mart Stores, Inc.                       93,412
                                                 ----------
                                                    139,043
                                                 ----------


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              The Growth Portfolio

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------
         Insurance - 2.5%
   1,128 American General Corp.                               $   85,023
     904 The Hartford Financial Services Group, Inc.              52,715
                                                              ----------
                                                                 137,738
                                                              ----------

         Electronics - 2.5%
     880 Applied Materials, Inc.*                                 65,010
     488 Intel Corp.                                              29,036
     672 KLA-Tencor Corp.*                                        43,596
                                                              ----------
                                                                 137,642
                                                              ----------

         Transportation - 2.2%
     960 Kansas City Southern Industries, Inc.                    61,260
   2,192 Ryder System, Inc.                                       56,988
      96 Union Pacific Corp.                                       5,598
                                                              ----------
                                                                 123,846
                                                              ----------

         Heavy Machinery - 2.1%
     320 NACCO Industries, Inc., Class A                          23,520
   1,296 United Technologies Corp.                                92,907
                                                              ----------
                                                                 116,427
                                                              ----------

         Media-Broadcasting & Publishing - 2.1%
   1,184 CBS Corp.*                                               51,430
     856 MediaOne Group, Inc.*                                    63,665
                                                              ----------
                                                                 115,095
                                                              ----------

         Home Construction, Furnishings & Appliances - 1.2%
   1,400 Newell Rubbermaid, Inc.                                  65,100
                                                              ----------

         Apparel Retailers - 0.9%
   1,120 The Limited, Inc.                                        50,820
                                                              ----------

         Building Materials - 0.7%
     576 The Home Depot, Inc.                                     37,116
                                                              ----------

         Airlines - 0.6%
     560 Delta Air Lines, Inc.                                    32,270
                                                              ----------

                                                              Value
    Shares                                                  (Note 2)
---------------------------------------------------------------------
           Aerospace & Defense - 0.6%
      464  General Dynamics Corp.                          $   31,784
                                                           ----------

           Forest Products & Paper - 0.5%
      624  Georgia-Pacific Group                               29,562
                                                           ----------

           Entertainment & Leisure - 0.3%
      248  Eastman Kodak Co.                                   16,802
                                                           ----------

           Metals - 0.2%
      536  Freeport-McMoRan Copper & Gold, Inc., Class B        9,615
                                                           ----------
           Total Common Stocks                              4,798,710
                                                           ----------
           (Cost $4,417,013)

 Par Value
 ---------

 U.S. GOVERNMENT OBLIGATIONS (B) - 1.1%
           U.S. Treasury Bills (C) - 1.1%
 $ 35,000  4.34%, 10/14/99                                     34,232
   25,000  4.59%, 10/14/99                                     24,557
                                                           ----------
           Total U.S. Government Obligations                   58,789
                                                           ----------
           (Cost $58,789)

 Total Investments - 88.2%                                  4,857,499
                                                           ----------
 (Cost $4,475,802)
 Net Other Assets and Liabilities - 11.8%                     648,019
                                                           ----------
 Total Net Assets - 100.0%                                 $5,505,518
                                                           ==========

------------------
*   Non-income producing security.
ADR American Depositary Receipt
(A) Security is fair valued by management (Note 2).
(B) Effective yield at time of purchase.
(C) Security has been deposited as initial margin on open futures contracts. At June 30, 1999, the Portfolio's open futures contracts were as follows:

Number of
Contracts     Contract        Expiration       Current Opening       Market Value at
Purchased       Type             Date             Position            June 30, 1999
---------     ---------       ----------       ---------------       ---------------
    3         S & P 500         Sep-99         $       999,320       $     1,036,275
                                               ===============       ===============

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1999, the aggregate cost of investment securities for tax purposes was $4,481,621. Net unrealized appreciation (depreciation) aggregated $375,878, of which $505,408 related to appreciated investment securities and $(129,530) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $7,267,939 and $7,559,411 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------

                              The Value Portfolio

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------
 COMMON STOCKS - 90.7%

         Beverages, Food & Tobacco - 17.8%
  10,000 Archer-Daniels-Midland Co.                  $  154,375
   3,500 Bush Boake Allen, Inc.*                        102,375
  10,000 Celestial Seasonings, Inc.*                    215,000
   8,000 Corn Products International, Inc.              243,500
  30,000 General Cigar Holdings, Inc.*                  234,375
   1,501 General Cigar Holdings, Inc., Class B*          11,727
   2,000 H.J. Heinz Co.                                 100,250
   4,000 Kellogg Co.                                    132,000
   7,000 Pepsi-Cola Puerto Rico Bottling Co.*            38,500
   3,000 The Seagram Company, Ltd.                      151,125
  10,000 The Topps Co., Inc.*                            72,813
  10,000 Weider Nutrition International, Inc.            41,250
   7,500 Whitman Corp.                                  135,000
                                                     ----------
                                                      1,632,290
                                                     ----------

         Insurance - 6.1%
   2,500 American Bankers Insurance Group, Inc.         136,086
   2,000 Argonaut Group, Inc.                            48,000
   6,000 The Liberty Corp.                              327,000
   2,000 The Midland Co.                                 50,750
                                                     ----------
                                                        561,836
                                                     ----------

         Heavy Machinery - 5.6%
   3,000 Ampco-Pittsburgh Corp.                          38,438
  10,000 Baldwin Technology Co., Class A*                29,375
  10,000 Fedders Corp.                                   66,875
   2,000 Fedders Corp., Class A                          12,250
   2,000 Flowserve Corp.                                 37,875
   5,000 Hussmann International, Inc.                    82,813
   2,000 IDEX Corp.                                      65,750
   1,000 Modine Manufacturing Co.                        32,563
   4,000 SPS Technologies, Inc.*                        150,000
                                                     ----------
                                                        515,939
                                                     ----------

         Oil & Gas - 5.5%
  13,000 PennzEnergy Co.                                216,938
   6,000 Southwest Gas Corp.                            171,750
   4,000 WICOR, Inc.                                    111,750
                                                     ----------
                                                        500,438
                                                     ----------

         Forest Products & Paper - 4.7%
   5,000 Greif Bros. Corp.                              127,500
  11,000 Nashua Corp.*                                  108,625
   3,000 Tenneco, Inc.                                   71,625
  10,000 Unisource Worldwide, Inc.                      120,625
                                                     ----------
                                                        428,375
                                                     ----------

         Telephone Systems - 4.3%
   3,000 AT&T Corp. - Liberty Media Group, Class A      110,250
   2,000 Telephone and Data Systems, Inc.               146,125
   2,500 United States Cellular Corp.*                  133,750
                                                     ----------
                                                        390,125
                                                     ----------

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
         Automotive - 4.2%
   1,500 Arvin Industries, Inc.                       $   56,813
   3,000 AutoNation, Inc.*                                53,438
  20,000 Earl Scheib, Inc.*                               95,000
   1,000 Meritor Automotive, Inc.                         25,500
   1,000 Standard Motor Products, Inc.                    24,500
   7,000 Wynn's International, Inc.                      129,063
                                                      ----------
                                                         384,314
                                                      ----------

         Pharmaceuticals - 3.9%
  12,000 Carter-Wallace, Inc.                            218,250
  10,000 IVAX Corp.*                                     141,250
                                                      ----------
                                                         359,500
                                                      ----------

         Entertainment & Leisure - 3.6%
   5,000 Gaylord Entertainment Co.                       150,000
   4,000 GC Companies, Inc.*                             143,000
     500 Time Warner, Inc.                                36,750
                                                      ----------
                                                         329,750
                                                      ----------

         Commercial Services - 3.3%
   3,000 Borg-Warner Security Corp.*                      60,938
  12,000 EnviroSource, Inc.*                              25,500
   2,000 Rental Service Corp.*                            57,250
  10,000 Rollins, Inc.                                   159,375
                                                      ----------
                                                         303,063
                                                      ----------

         Aerospace & Defense - 3.0%
   2,500 Sequa Corp., Class B*                           178,750
   7,365 The Fairchild Corp., Class A*                    93,904
                                                      ----------
                                                         272,654
                                                      ----------

         Retailers - 2.8%
  12,000 Lillian Vernon Corp.                            156,000
   4,000 The Neiman Marcus Group, Inc.*                  102,750
                                                      ----------
                                                         258,750
                                                      ----------

         Lodging - 2.8%
   6,000 Aztar Corp.*                                     55,125
  12,000 Hilton Hotels Corp.                             170,250
   7,000 Trump Hotels & Casino Resorts, Inc.*             31,938
                                                      ----------
                                                         257,313
                                                      ----------

         Media - Broadcasting - 2.7%
   5,000 Gray Communications Systems, Inc., Class B       70,625
   4,000 Viacom, Inc., Class A*                          176,500
                                                      ----------
                                                         247,125
                                                      ----------

         Media - Broadcasting & Publishing - 2.4%
   2,500 MediaOne Group, Inc.*                           185,938
     500 The Times Mirror Company, Class A                29,625
                                                      ----------
                                                         215,563
                                                      ----------


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              The Value Portfolio

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                               Value
  Shares                                     (Note 2)
------------------------------------------------------
         Electric Utilities - 1.8%
  10,100 Citizens Utilities Co., Class B*   $  112,363
   6,000 El Paso Electric Co.*                  53,625
                                            ----------
                                               165,988
                                            ----------

         Communications - 1.8%
   3,000 Allen Telecom, Inc.*                   32,250
   4,000 COMSAT Corp.                          130,000
                                            ----------
                                               162,250
                                            ----------

         Real Estate - 1.7%
  10,000 Catellus Development Corp.*           155,000
                                            ----------

         Publishing - 1.6%
   2,000 Lee Enterprises, Inc.                  61,000
   1,000 Media General, Inc., Class A           51,000
   1,000 The McClatchy Company, Class A         33,125
                                            ----------
                                               145,125
                                            ----------

         Electronics - 1.6%
  40,000 Oak Technology, Inc.*                 145,000
                                            ----------

         Advertising - 1.5%
   5,000 Ackerley Group, Inc.                   90,938
   2,000 Penton Media, Inc.                     48,500
                                            ----------
                                               139,438
                                            ----------

         Financial Services - 1.5%
   8,000 The Pioneer Group, Inc.*              138,000
                                            ----------
         Metals - 1.3%
   1,500 Curtiss-Wright Corp.                   58,313
   3,000 General Housewares Corp.               58,313
                                            ----------
                                               116,626
                                            ----------

                                                 Value
  Shares                                       (Note 2)
--------------------------------------------------------
         Chemicals - 1.3%
   1,500 Ferro Corp.                          $   41,250
   3,000 Sybron Chemicals Inc*                    53,250
     500 The Dexter Corp.                         20,406
                                              ----------
                                                 114,906
                                              ----------

         Water Companies - 1.2%
   5,000 United Water Resources, Inc.            113,438
                                              ----------

         Transportation - 1.0%
   2,500 GATX Corp.                               95,156
                                              ----------

         Food Retailers - 1.0%
   6,000 Ingles Markets, Inc., Class A            91,500
                                              ----------

         Electrical Equipment - 0.7%
   1,000 AMETEK, Inc.                             23,000
   3,000 Kollmorgen Corp.                         45,000
                                              ----------
                                                  68,000
                                              ----------
         Total Common Stocks                   8,307,462
                                              ----------
         (Cost $7,951,268)
 CONVERTIBLE PREFERRED STOCKS - 0.9%
         Telephone Systems - 0.9%
   1,000 Sprint, 8.25%                            87,000
                                              ----------
         Total Convertible Preferred Stocks       87,000
                                              ----------
         (Cost $42,800)

 Total Investments - 91.6%                     8,394,462
                                              ----------
 (Cost $7,994,068)
 Net Other Assets and Liabilities - 8.4%         767,205
                                              ----------
 Total Net Assets - 100.0%                    $9,161,667
                                              ==========

------------------
*   Non-income producing security.
FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1999, the aggregate cost of investment securities for tax purposes was $8,064,387. Net unrealized appreciation (depreciation) aggregated $330,075, of which $1,085,034 related to appreciated investment securities and $(754,959) related to depreciated investment securities.
OTHER INFORMATION
For the six months ended June 30, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $2,694,435 and $3,644,860 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------

                         The Strategic Income Portfolio

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                               Moody's     Value
 Par Value                                     Ratings   (Note 2)
------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 81.5%

           Fannie Mae - 27.9%
 $149,421  6.00%, 05/15/2008 to 01/01/2029       Aaa    $  142,725
  235,882  6.50%, 06/01/2013 to 10/01/2028       Aaa       229,958
  134,236  7.00%, 11/01/2028                     Aaa       133,049
   40,000  7.00%, 08/01/2029, TBA                Aaa        39,625
   43,851  7.50%, 03/01/2028                     Aaa        44,403
                                                        ----------
                                                           589,760
                                                        ----------

           U.S. Treasury Notes - 14.3%
   50,000  5.88%, 02/15/2004                     Aaa        50,281
  105,000  6.25%, 02/15/2007                     Aaa       107,002
   90,000  6.63%, 05/15/2007                     Aaa        93,769
   50,000  6.88%, 05/15/2006                     Aaa        52,656
                                                        ----------
                                                           303,708
                                                        ----------

           U.S. Treasury Bonds - 10.4%
   45,000  7.13%, 02/15/2023                     Aaa        49,725
  145,000  7.63%, 02/15/2025                     Aaa       170,375
                                                        ----------
                                                           220,100
                                                        ----------

           Ginnie Mae - 7.4%
   74,502  6.50%, 11/15/2028                     Aaa        71,911
   82,676  8.00%, 08/15/2025                     Aaa        85,086
                                                        ----------
                                                           156,997
                                                        ----------

           Farmer Mac - 7.2%
  150,000  6.92%, 02/10/2001                     Aaa       152,597
                                                        ----------

           Tennessee Valley Authority - 7.2%
  150,000  6.50%, 08/20/2001                     AAA(#)    151,903
                                                        ----------

                                                          Moody's    Value
 Par Value                                                Ratings  (Note 2)
----------------------------------------------------------------------------
           Sallie Mae - 7.1%
 $150,000  6.05%, 09/14/2000                                Aaa   $  150,636
                                                                  ----------
           Total U.S. Government and Agency Obligations            1,725,701
                                                                  ----------
           (Cost $1,778,041)
 CORPORATE DEBT - 7.3%
           Lucent Technologies, Inc. - 2.1%
   50,000  6.45%, 03/15/2029                                A         45,830
                                                                  ----------

           American General, Corp. - 1.2%
   25,000  5.80%, 03/12/2002                                A         24,619
                                                                  ----------

           Safeway, Inc. - 1.1%
   25,000  6.05%, 11/15/2003                                Baa       24,422
                                                                  ----------

           International Paper Co. - 1.1%
   25,000  6.88%, 04/15/2029                                A         23,034
                                                                  ----------

           Ford Motor Credit Co. - 1.1%
   25,000  5.80%, 01/12/2009                                A         22,920
                                                                  ----------

           IBM Corp. - 0.7%
   15,000  6.50%, 01/15/2028                                A         13,899
                                                                  ----------

           Total Corporate Debt                                      154,724
                                                                  ----------
           (Cost $164,910)

 Total Investments - 88.8%                                         1,880,425
                                                                  ----------
 (Cost $1,942,951)
 Net Other Assets and Liabilities - 11.2%                            236,783
                                                                  ----------
 Total Net Assets - 100.0%                                        $2,117,208
                                                                  ==========

------------------
TBA Forward commitment (Note 2)

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1999, the aggregate cost of investment securities for tax purposes was $1,942,951. Net unrealized appreciation (depreciation) aggregated $(62,526), of which $70 related to appreciated investment securities and $(62,596) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $149,752 and $0 of non-U.S. governmental issuers, respectively, and $715,619 and $775,533 of U.S. Government and Agency issuers, respectively.

The composition of ratings of debt holdings as a percentage of total value of investments in securities is as follows:

Ratings

                                                                   Standard & Poor's Ratings:
        Moody's Ratings:
   Aaa                     84.6%                                   AAA                                     7.2%
   A                        6.9
   Baa                      1.3
                          -----
                           92.8%

------------------
(#) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               The Fulcrum Trust





                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------

                               The Fulcrum Trust

        STATEMENTS OF ASSETS AND LIABILITIES . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                             Global
                          Interactive/ International                       Strategic
                            Telecomm      Growth       Growth     Value      Income
                           Portfolio     Portfolio   Portfolio  Portfolio  Portfolio
--------------------------------------------------------------------------------------
ASSETS:
Investments:
 Investments at cost....   $4,505,148   $2,772,392   $4,475,802 $7,994,068 $1,942,951
 Net unrealized
  appreciation
  (depreciation)........    1,827,786      211,609      381,697    400,394    (62,526)
                           ----------   ----------   ---------- ---------- ----------
 Total investments at
  value.................    6,332,934    2,984,001    4,857,499  8,394,462  1,880,425
Cash and foreign
 currency (interest
 bearing)*..............    1,342,867      119,037      665,055    635,617    274,746
Receivable for
 investments sold.......       27,000       12,611           --    247,500         --
Receivable for expense
 reimbursement..........        2,978        5,335        6,466      6,522      4,192
Receivable for variation
 margin.................           --           --       18,750         --         --
Interest and dividend
 receivables............        7,585        3,594        8,381      8,819     28,893
Dividend tax reclaim
 receivables............          591        3,331        1,131         --         --
Deferred organizational
 expense................        7,564        8,227        7,564      7,564         --
Prepaid insurance
 expense................          278          278          278        278        278
                           ----------   ----------   ---------- ---------- ----------
 Total Assets...........    7,721,797    3,136,414    5,565,124  9,300,762  2,188,534
                           ----------   ----------   ---------- ---------- ----------
LIABILITIES:
Payable for investments
 purchased..............           --       23,965           --     57,235     40,508
Payable for shares
 repurchased............        8,210        3,602        6,263     10,870      2,527
Advisory fee payable....       37,316        1,510          663      2,522      4,146
Accrued expenses and
 other payables.........       43,208       34,495       52,680     68,468     24,145
                           ----------   ----------   ---------- ---------- ----------
 Total Liabilities......       88,734       63,572       59,606    139,095     71,326
                           ----------   ----------   ---------- ---------- ----------
NET ASSETS..............   $7,633,063   $3,072,842   $5,505,518 $9,161,667 $2,117,208
                           ==========   ==========   ========== ========== ==========
NET ASSETS consist of
Paid-in capital.........   $5,321,100   $3,187,447   $4,918,580 $8,031,981 $2,157,012
Undistributed net
 investment income
 (loss).................      (68,482)      26,335       15,663      1,835     39,106
Accumulated net realized
 gain (loss) on
 investments sold,
 forward foreign
 currency contracts, and
 foreign currency
 transactions...........      552,671     (352,378)     152,623    727,457    (16,384)
Net unrealized
 appreciation
 (depreciation) of
 investments, and assets
 and liabilities in
 foreign currency and
 futures contracts......    1,827,774      211,438      418,652    400,394    (62,526)
                           ----------   ----------   ---------- ---------- ----------
TOTAL NET ASSETS........   $7,633,063   $3,072,842   $5,505,518 $9,161,667 $2,117,208
                           ==========   ==========   ========== ========== ==========
Shares of beneficial
interest outstanding
(unlimited
authorization, par value
of $0.001 per share) ...      392,361      295,238      397,013    627,087    213,184
NET ASSET VALUE,
Offering and redemption
 price per share (Net
 Assets/Shares
 Outstanding)...........   $    19.45   $    10.41   $    13.87 $    14.61 $     9.93
                           ==========   ==========   ========== ========== ==========

------------------------------------
*   Cost $119,058 for International Growth Portfolio.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               The Fulcrum Trust

   STATEMENTS OF OPERATIONS . For the period ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                             Global
                          Interactive/ International                       Strategic
                            Telecomm      Growth      Growth      Value     Income
                           Portfolio     Portfolio   Portfolio  Portfolio  Portfolio
------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest...............   $   15,842    $  2,758    $  8,212   $  4,348   $ 58,905
 Dividends..............       18,152      35,692      38,293     47,831         --
 Less net foreign taxes
  withheld..............         (475)     (4,700)     (1,900)      (148)        --
                           ----------    --------    --------   --------   --------
 Total investment
  income................       33,519      33,750      44,605     52,031     58,905
                           ----------    --------    --------   --------   --------
EXPENSES
 Investment advisory
  fees..................       54,912          --          --         --      6,860
 Custodian fees.........        3,952       5,990      13,494     10,407      3,509
 Fund accounting fees...       24,046      24,046      24,046     24,046     24,046
 Legal fees.............       10,691       6,199       9,738     17,142      4,030
 Audit fees.............       12,467       6,467      11,147     20,124      4,779
 Trustees' fees and
  expenses..............        2,738       1,381       2,459      4,413      1,007
 Reports to
  shareholders..........        5,980       3,804       5,849      7,457      2,041
 Registration and filing
  expense...............          142          88         149        257         55
 Amortization of
  organization costs....        2,358       2,358       2,358      2,358         --
 Insurance..............        1,898       1,898       1,898      1,898      1,898
 Miscellaneous..........          132         130         129        126        127
                           ----------    --------    --------   --------   --------
 Total expense before
  reimbursements........      119,316      52,361      71,267     88,231     48,352
 Less expense
  reimbursements........      (17,315)    (31,939)    (42,325)   (37,636)   (25,765)
 Less expenses waived...           --          --          --         --     (2,788)
                           ----------    --------    --------   --------   --------
 Total expenses net of
  expense reimbursements
  and waivers...........      102,001      20,422      28,942     50,595     19,799
                           ----------    --------    --------   --------   --------
NET INVESTMENT INCOME
 (LOSS).................      (68,482)     13,328      15,663      1,436     39,106
                           ----------    --------    --------   --------   --------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Net realized gain
  (loss) on investments
  sold..................      546,857     (53,740)    751,364    791,807    (12,617)
 Net realized gain
  (loss) on forward
  foreign currency
  contracts.............           (2)       (638)         --         --         --
 Net realized gain
  (loss) on foreign
  currency
  transactions..........           --      (1,963)         --         --         --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and
  futures contracts.....      838,109     461,689     (45,184)  (137,749)   (87,177)
 Net change in
  unrealized
  appreciation
  (depreciation) of
  assets and liabilities
  in foreign currency...          (12)       (143)         --         --         --
                           ----------    --------    --------   --------   --------
NET GAIN (LOSS) ON
 INVESTMENTS............    1,384,952     405,205     706,180    654,058    (99,794)
                           ----------    --------    --------   --------   --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........   $1,316,470    $418,533    $721,843   $655,494   $(60,688)
                           ==========    ========    ========   ========   ========

                       See Notes to Financial Statements.
--------------------------------------------

                               The Fulcrum Trust

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                   Global
                                Interactive/                  International
                                  Telecomm                       Growth
                                  Portfolio                     Portfolio
-------------------------------------------------------------------------------------
                          Six Months Ended  Year Ended  Six Months Ended  Year Ended
                           June 30, 1999   December 31,  June 30, 1999   December 31,
                            (Unaudited)        1998       (Unaudited)        1998
-------------------------------------------------------------------------------------
NET ASSETS at beginning
 of period..............     $5,433,249     $3,016,441     $2,664,454     $3,207,002
                             ----------     ----------     ----------     ----------
Increase (decrease) in
 net assets resulting
 from operations:
 Net investment income
  (loss)................        (68,482)       (79,801)        13,328         15,588
 Net realized gain
  (loss) on investments
  sold and foreign
  currency
  transactions..........        546,855        560,131        (56,341)      (291,313)
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and
  assets and
  liabilities in
  foreign currency......        838,097        591,625        461,546         25,567
                             ----------     ----------     ----------     ----------
 Net increase
  (decrease) in net
  assets resulting from
  operations............      1,316,470      1,071,955        418,533       (250,158)
                             ----------     ----------     ----------     ----------
Distributions to
 shareholders from:
 Net investment
  income................             --             --             --             --
 Net realized gain on
  investments...........             --       (464,938)            --             --
                             ----------     ----------     ----------     ----------
   Total distributions..             --       (464,938)            --             --
                             ----------     ----------     ----------     ----------
Capital share
 transactions:
 Net proceeds from
  sales of shares.......      1,954,799      2,941,300        390,282        900,378
 Issued to shareholders
  in reinvestment of
  distributions.........             --        464,938             --             --
 Cost of shares
  repurchased...........     (1,071,455)    (1,603,065)      (400,427)    (1,200,491)
                             ----------     ----------     ----------     ----------
   Net increase
    (decrease) from
    capital share
    transactions........        883,344      1,803,173        (10,145)      (300,113)
                             ----------     ----------     ----------     ----------
   Total increase
    (decrease) in net
    assets..............      2,199,814      2,410,190        408,388       (550,271)
                             ----------     ----------     ----------     ----------
Capital contributions
 from manager:                       --          6,618             --          7,723
                             ----------     ----------     ----------     ----------
NET ASSETS at the end of
 period.................     $7,633,063     $5,433,249     $3,072,842     $2,664,454
                             ==========     ==========     ==========     ==========
Undistributed net
 investment income
 (loss).................     $  (68,482)    $       --     $   26,335     $   13,007
                             ==========     ==========     ==========     ==========
OTHER INFORMATION:
Share transactions:
 Sold...................        109,633        195,105         40,713         95,378
 Issued to shareholders
  in reinvestment of
  distributions.........             --         29,315             --             --
 Repurchased............        (59,859)      (108,258)       (43,422)      (127,374)
                             ----------     ----------     ----------     ----------
   Net increase in
    shares outstanding..         49,774        116,162         (2,709)       (31,996)
                             ==========     ==========     ==========     ==========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               The Fulcrum Trust

                                                                          Strategic
              Growth                         Value                         Income
             Portfolio                     Portfolio                      Portfolio
   --------------------------------------------------------------------------------------------
SixMonths Ended       Year Ended   Six Months Ended  Year Ended   Six Months Ended  Year Ended
  Jne 30, 1999u      December 31,   June 30, 1999   December 31,   June 30, 1999   December 31,
   Unaudited)(           1998        (Unaudited)        1998        (Unaudited)        1998
   --------------------------------------------------------------------------------------------
      $4,671,295     $ 4,463,531     $ 8,988,926    $ 6,584,652      $2,119,360    $ 2,699,938
      ----------     -----------     -----------    -----------      ----------    -----------
          15,663         (18,609)          1,436            399          39,106         50,293
         751,364        (217,499)        791,807        532,066         (12,617)       (12,556)
         (45,184)        187,404        (137,749)        (8,738)        (87,177)        52,055
      ----------     -----------     -----------    -----------      ----------    -----------
         721,843         (48,704)        655,494        523,727         (60,688)        89,792
      ----------     -----------     -----------    -----------      ----------    -----------
              --              --              --             --              --         (2,856)
              --              --              --       (611,642)             --        (49,760)
      ----------     -----------     -----------    -----------      ----------    -----------
              --              --              --       (611,642)             --        (52,616)
      ----------     -----------     -----------    -----------      ----------    -----------
       1,069,103       2,072,492       1,087,580      4,655,108         776,351      1,149,135
              --              --              --        611,642              --         52,616
        (956,723)     (1,826,374)     (1,570,333)    (2,783,030)       (717,815)    (1,827,441)
      ----------     -----------     -----------    -----------      ----------    -----------
         112,380         246,118        (482,753)     2,483,720          58,536       (625,690)
      ----------     -----------     -----------    -----------      ----------    -----------
         834,223         197,414         172,741      2,395,805          (2,152)      (588,514)
      ----------     -----------     -----------    -----------      ----------    -----------
              --          10,350              --          8,469              --          7,936
      ----------     -----------     -----------    -----------      ----------    -----------
      $5,505,518     $ 4,671,295     $ 9,161,667    $ 8,988,926      $2,117,208    $ 2,119,360
      ==========     ===========     ===========    ===========      ==========    ===========
         $15,663     $        --     $     1,835    $       399      $   39,106    $        --
      ==========     ===========     ===========    ===========      ==========    ===========
          83,739         171,896          78,339        330,785          77,181        112,047
              --              --              --         45,339              --          5,152
         (75,578)       (156,624)       (116,238)      (198,954)        (71,345)      (183,153)
      ----------     -----------     -----------    -----------      ----------    -----------
           8,161          15,272         (37,899)       177,170           5,836        (65,954)
      ==========     ===========     ===========    ===========      ==========    ===========

--------------------------------------------

                               The Fulcrum Trust

     FINANCIAL HIGHLIGHTS . For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                                    Income from Investment Operations                      Less Distributions
                         -------------------------------------------------------- -------------------------------------
                                               Net Realized
                            Net                    and                            Distributions
                           Asset       Net      Unrealized             Dividends    from Net
                           Value   Investment  Gain (Loss)  Total from  from Net    Realized
      Year Ended         Beginning   Income         on      Investment Investment    Capital    Return of     Total
     December 31,        of Period (Loss)(/2/) Investments  Operations   Income       Gains      Capital  Distributions
     ------------        --------- ----------- ------------ ---------- ---------- ------------- --------- -------------
  Global Interactive/
Telecomm Portfolio(/1/)
         1999(/5/)        $15.86     $(0.17)      $ 3.76      $ 3.59     $   --      $   --      $   --      $   --
         1998(/3/)         13.32      (0.23)        4.26        4.03         --       (1.49)         --       (1.49)
         1997              10.00       0.08         3.95        4.03      (0.04)      (0.67)         --       (0.71)
         1996(/4/)         10.00      (0.75)        0.80        0.05         --          --       (0.05)      (0.05)
 International Growth
    Portfolio(/1/)
         1999(/5/)          8.94       0.05         1.42        1.47         --          --          --          --
         1998(/3/)          9.72       0.05        (0.83)      (0.78)        --          --          --          --
         1997              10.33       0.10        (0.63)      (0.53)     (0.05)      (0.03)         --       (0.08)
         1996(/4/)         10.00      (4.16)        4.67        0.51         --          --       (0.18)      (0.18)
 Growth Portfolio(/1/)
         1999(/5/)         12.01       0.04         1.82        1.86         --          --          --          --
         1998(/3/)         11.95      (0.05)        0.11        0.06         --          --          --          --
         1997              10.84      (0.02)        1.13        1.11         --          --          --          --
         1996(/4/)         10.00      (2.96)        3.80        0.84         --          --          --          --
 Value Portfolio(/1/)
         1999(/5/)         13.52         --         1.09        1.09         --          --          --          --
         1998(/3/)         13.50         --         1.01        1.01         --       (0.99)         --       (0.99)
         1997              10.88       0.17         3.35        3.52      (0.09)      (0.81)         --       (0.90)
         1996(/4/)         10.00      (0.64)        2.15        1.51         --          --       (0.63)      (0.63)
   Strategic Income
    Portfolio(/1/)
         1999(/5/)         10.22       0.18        (0.47)      (0.29)        --          --          --          --
         1998(/3/)          9.88       0.25         0.39        0.64      (0.02)      (0.28)         --       (0.30)
         1997               9.98       0.36        (0.30)       0.06      (0.11)      (0.05)         --       (0.16)
         1996(/4/)         10.00      (0.19)        0.23        0.04         --          --       (0.06)      (0.06)

------------------------------------
*   Annualized
**  Not Annualized
+ Figure is net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio of Mangement fees to average net asseets would have been 0.65% for the period ended June 30, 1999 and 0.67% for the year ended December 31, 1998.
(A) Including reimbursements and waivers of certain operating expenses.
(B) Excluding reimbursements and waivers of certain operating expenses.
(1) The Value Portfolio, Growth Portfolio, Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio all commenced operation on February 1, 1996. The International Growth Portfolio commenced operation on March 26, 1996.
(2) Net investment income (loss) per share before reimbursement of certain operating expenses by the investment advisers were $(0.22) for the six months ended June 30, 1999, $(0.50) at December 31, 1998, $(0.62) in 1997
    and $(1.34) in 1996 for Global Interactive/Telecomm Portfolio; $(0.06) for the six months ended June 30, 1999, $(0.29) at December 31, 1998, $(0.45) in 1997, and $(7.56) in 1996 for the International Growth Portfolio; $(0.07) for the six months ended June 30, 1999, $(0.52) at December 31, 1998, $(0.68) in 1997, and $(5.61) in 1996 for the Growth Portfolio;
    $(0.06) for the six months ended June 30, 1999, $(0.22) at December 31, 1998, $(0.34) in 1997, and $(1.22) in 1996 for the Value Portfolio; and $0.06 for the six months ended June 30, 1999, $(0.11) at December 31, 1998, $(0.14) in 1997, and $(0.63) in 1996 for the Strategic Income Portfolio.
(3) Total return measures the change in the value of an investment for the period indicated. For the period ended December 31, 1998, the total return includes capital infusions totaling $41,096. Absent the infusions, total return for the Global Interactive/Telecomm Portfolio, the International Growth Portfolio, the Growth Portfolio, the Value Portfolio and the Strate-gic Income Portfolio would have been 30.11%, (8.23)%, 0.33%, 7.33% and 6.12%, respectively.
(4) For the period ended, December 31, 1996, the total return includes capital infusions totaling $228,823. Absent the infusions, total return for the Global Interactive/Telecomm Portfolio, the International Growth Portfolio, the Growth Portfolio, the Value Portfolio and the Strategic Income Portfo-lio would have been (6.68)%, (46.50)%, (41.75%), 7.64%, and (4.49)%, respectively.
(5) For the six months ended June 30, 1999 (Unaudited).

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               The Fulcrum Trust

                             Ratios/Supplemental Data
                   --------------------------------------------
                            Ratios To Average Net Assets

                       ----------------------------------------------------------------
   Net
 Increase
(Decrease)  Net Asset                   Net Assets      Net
    in        Value                       End of    Investment          Operating                  Portfolio
Net Asset    End of         Total         Period   Income (Loss)         Expenses       Management Turnover
  Value      Period   Returns(/3/)(/4/)  (000's)    (A)       (B)       (A)     (B)        Fee       Rate
----------  --------- ----------------- ---------- ------    ------    -----   ------   ---------- ---------
  $ 3.59     $19.45         22.64%**      $7,633    (2.18)%*  (2.73)%*  3.24%*   3.79%*    1.74%*      46%
    2.54      15.86         30.27%         5,433    (2.06)%   (4.38)%   3.33%    5.65%     1.96%       65%
    3.32      13.32         40.24%         3,016     0.64%    (5.14)%   1.47%    7.26%     0.27%      114%
      --      10.00          0.49%**         594    (8.32)%* (14.32)%*  9.83%*  16.45%*    0.80%*      71%
    1.47      10.41         16.44%**       3,073     0.98%*   (1.36)%*  1.50%*   3.84%*    0.00%*      19%
   (0.78)      8.94         (8.02)%        2,664     0.55%    (3.06)%   1.53%    5.14%     0.05%       60%
   (0.61)      9.72         (5.25)%        3,207     0.97%    (4.36)%   1.78%    7.11%     0.58%       13%
    0.33      10.33          5.13%**          97   (56.37)%* (92.05)%* 67.76%* 126.26%*    0.80%*     116%
    1.86      13.87         15.49%**       5,506     0.65%*   (1.10)%*  1.20%*   2.95%*    0.00%*     161%
    0.06      12.01          0.50%         4,671    (0.39)%   (4.21)%   1.22%    5.04%     0.00%      573%
    1.11      11.95         10.24%         4,464    (0.16)%   (5.38)%   0.90%    6.12%     0.20%      209%
    0.84      10.84          8.40%**         148   (31.31)%* (58.37)%* 34.15%*  63.54%*    0.80%*     580%
    1.09      14.61          8.06%**       9,162     0.03%*   (0.86)%*  1.20%*   2.09%*    0.00%*      32%
    0.02      13.52          7.49%         8,989     0.01%    (1.88)%   1.41%    3.30%     0.30%       70%
    2.62      13.50         32.36%         6,585     1.30%    (2.60)%   0.84%    4.75%     0.14%      177%
    0.88      10.88         15.13%**         900    (6.55)%* (12.40)%*  8.19%*  14.13%*    0.80%*      74%
   (0.29)      9.93         (2.84)%**      2,117     3.73%*    1.27%*   1.89%*   4.35%*    0.39%+*     40%
    0.34      10.22          6.53%         2,119     3.24%    (1.74)%   2.18%    7.16%     0.47%+     407%
   (0.10)      9.88          0.60%         2,700     3.67%    (1.39)%   1.61%    6.68%     0.41%      713%
   (0.02)      9.98          0.44%**       1,107    (2.15)%*  (7.02)%*  7.37%*  12.30%*    0.80%*     212%

--------------------------------------------

                               The Fulcrum Trust

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.ORGANIZATION

The Fulcrum Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company organized as a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, with a par value of $0.001 per share. The Trust is comprised of five portfolios: Global Interactive/Telecomm Portfolio, Interna-tional Growth Portfolio, Growth Portfolio, Value Portfolio and Strategic Income Portfolio (collectively the "Portfolios"). The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insur-ance companies and advisers to the Portfolios and their affiliates.

2.SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities, except as noted below, for which market quota-tions are readily available are stated at market value. Market value is deter-mined on the basis of the last reported sale price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers.

Debt securities, including those to be purchased under firm commitment agree-ments, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, long-term debt securities having a maturity of sixty days or less may be valued at amortized cost. Debt securities with a maturity date at time of purchase of 60 days or less are valued at amortized cost which approximates fair value.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by and under the direction of the Board of Trustees. In determining fair value, management considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent an amount that might ultimately be realized, since such amounts depend on future market and economic developments. However, because of the inherent uncertainty of valuation, those estimated values may differ signifi-cantly from the values that would have been used had a ready market for the investments existed, and the differences could be material to the investment.

At June 30, 1999, one equity security with a value of $111,315 or 2.02% of net assets of the Growth Portfolio was valued by management under the direction of the Board of Trustees.

Forward Foreign Currency Contracts: All Portfolios may enter into forward for-eign currency contracts whereby the Portfolios agree to sell a specific cur-rency at a specific price at a future date in an attempt to hedge against fluc-tuations in the value of the underlying currency of certain portfolio instru-ments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

Foreign Currency Translation: Investment valuations, other assets and liabili-ties denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign

                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------

investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on an accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coupon bonds, stepped-coupon bonds and payment in kind bonds, which are accreted. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-divi-dend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capi-tal gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or pro-vided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and distributions of any net realized capital gains of each Portfolio are currently declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on ex-dividend date. Dividend and capital gain distributions are determined in accordance with income tax regulations which may differ from gen-erally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post-October Losses" and losses deferred due to wash sales; and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market dis-count, and non-taxable dividends. Any taxable income or gain remaining at fis-cal year end is distributed in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifica-tions to paid in capital. Undistributed net investment income may include tem-porary book and tax basis differences which will reverse in a subsequent peri-od.

Permanent book-tax differences, if any, are not included in ending undistrib-uted net investment income for the purposes of calculating net investment income per share in the Financial Highlights.

Organization Costs: The organization expenses for each Portfolio, excluding Strategic Income Portfolio, are deferred and are being amortized on a straight-line basis over a five-year period from commencement of operations.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Strategic Income Portfolio may enter into contracts to purchase securities for a fixed price at a specified future date beyond custom-ary settlement time ("Forward commitments"). If the Portfolio does so, it will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the set-tlement date. Although the Portfolio generally will enter into forward commit-ments with the intention of acquiring securities for its portfolio, it may dis-pose of a commitment prior to settlement if its Sub-Adviser deems it appropri-ate to do so. At June 30, 1999, the Strategic Income Portfolio designated $40,000 as collateral for forward commitments.

3.INVESTMENT MANAGEMENT, ADMINISTRATION AND OTHER TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. ("AFIMS" or the "Man-ager") serves as overall Manager of the Trust. As Manager, AFIMS is responsible for general administration of the Trust as well as monitoring and evaluating the

--------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------

performance of the Portfolio Managers. AFIMS, a Massachusetts corporation, is registered with the Securities and Exchange Commission as an investment advis-er. AFIMS is an indirect wholly-owned subsidiary of Allmerica Financial Corpo-ration ("AFC").

Effective February 12, 1998 through April 16, 1998, Allmerica Investment Man-agement Company, Inc. ("AIMCO"), assumed the function of Manager for the Trust. As part of a corporate reorganization completed on April 16, 1998, AIMCO trans-ferred to AFIMS that portion of its business relating to registered investment companies such as the Trust.

The Portfolio Managers for the Portfolios are as follows: GAMCO Investors, Inc. ("GAMCO") serves as the Portfolio Manager for The Global Interactive/Telecomm Portfolio and The Value Portfolio; Bee & Associates Incorporated ("Bee") serves as the Portfolio Manager of The International Growth Portfolio; Analytic Investors, Inc. ("Analytic") serves as the Portfolio Manager of The Growth Portfolio, and Allmerica Asset Management, Inc. ("AAM") serves as the Portfolio Manager of The Strategic Income Portfolio.

At June 30, 1999, GAMCO has invested approximately $536,000 in The Global Interactive/Telecomm Portfolio and $149,000 in The Value Portfolio. During the six months ended June 30, 1999, GAMCO redeemed 5,587 shares with an aggregate value of $100,000 and 7,553 shares with an aggregate value of $100,000 from The Global Interactive /Telecomm Portfolio and The Value Portfolio, respectively.

Investors Bank & Trust Company ("IBT") provides transfer agency, portfolio accounting and custody services to the Trust and receives fees and reimburse-ment of certain out-of-pocket expenses for its services. AFIMS has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an admin-istrative fee and certain out-of-pocket expenses. AFIMS is solely responsible for the payment of the administrative fee to IBT.

The Global Interactive/Telecomm Portfolio and The Value Portfolio placed a sig-nificant portion of their portfolio transactions through Gabelli & Company, Inc., an affiliated entity of the Portfolio Manager, GAMCO Investors, Inc. Total brokerage commissions paid to Gabelli & Company, Inc., during the six months ended June 30, 1999 amounted to $3,981 for The Global Interactive/Telecomm Portfolio and $7,985 for The Value Portfolio.

Each Trustee who is not an "interested person" (as defined in the Act) of the Trust, receives meeting fees and reimbursement for out-of-pocket expenses, from the Trust.

4.MANAGEMENT FEES

Each Portfolio pays a monthly advisory fee equal to a Basic Fee plus or minus an Incentive Fee. The Basic Fee is at an annual rate of 2.0% of average daily net assets. The annual Incentive Fee rate ranges from -2.0% to +2.0%, depending on a comparison of the Portfolio's performance and the performance of a selected benchmark index over the past 12 months. The monthly Basic and Incen-tive Fee is calculated by multiplying one-twelfth of the fee rates on an annual basis by the average daily net assets of the previous 12 months. The aggregate annual fee rates range from 0.0% to 4.0%. Each Portfolio Manager receives 80% of the fee, and AFIMS receives the remaining 20%.

If the absolute performance of a Portfolio is negative, the monthly advisory fee will be the lesser of the fee calculated as described above or an alterna-tive monthly advisory fee, which under certain circumstances results in the Portfolios paying either no advisory fee or a lower monthly advisory fee at the annual rate of 1.0% or at the annual rate of 2.0% of average daily net assets depending on a comparison of the Portfolio's negative performance and the per-formance of a selected benchmark over the past 12 months.

Effective August 1, 1998, the new Portfolio Manager Agreement specifies that The Growth Portfolio will pay Analytic a monthly advisor fee calculated at an annual rate of 0.80% of the Portfolio's average daily net assets. However, Ana-lytic and AFIMS have voluntarily agreed that if The Growth Portfolio would have paid less than 0.80% on an annual basis using the incentive fee schedule described above, Analytic and AFIMS will limit their fee to the smaller amount. As a

                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------

result, during the first year of the new Portfolio Manager Agreement, the Growth Portfolio will pay the lesser of (i) the amount the Portfolio would have paid under the old agreement and (ii) 0.80% of the average daily net assets.

Effective July 1, 1998, The Strategic Income Portfolio would have paid to AAM during the first year as Portfolio Manager a fixed annual fee of .80% of aver-age daily net assets. AFIMS and AAM voluntarily agreed to limit their fees until April 30, 1999 to an annual rate of .40%. Effective May 1, 1999, AFIMS and AAM began receiving compensation in accordance with the performance based fee.

5.EXPENSE LIMITATIONS AND CONTINGENT REIMBURSEMENT OBLIGATIONS

Under terms approved by the Board of Trustees of the Trust, the former invest-ment manager to the Trust, Palladian Advisors, Inc. ("PAI"), agreed to limit certain operating expenses, for the years ended December 31, 1996 and 1997, to the extent that each Portfolio's "other expenses" (i.e. excluding management fees) exceeded the following expense limitations (expressed as an annualized percentage of average daily net assets): Global Interactive/Telecomm Portfolio, 1.20%; International Growth Portfolio, 1.20%; Growth Portfolio, 0.70%; Value Portfolio, 0.70%; Strategic Income Portfolio, 1.20%. In January 1998, PAI advised the Board of Trustees that it did not have sufficient assets to make the payments due to the Portfolios as of December 31, 1997 relating to the reimbursement of expenses under the existing arrangement. The Board of Trustees determined that it was in the best interest of the shareholders to accept an offer from a group (the "Payment Group") willing to pay the Trust the amount due under the expense limitation. The Payment Group includes Allmerica Finan-cial Life Insurance and Annuity Company, the issuer of a variable annuity con-tract utilizing the portfolios as investment options, and an entity selling the variable contracts. The aggregate amount of expense reimbursements receivables as of December 31, 1997 were as follows: Global Interactive/Telecomm Portfolio, $99,327; International Growth Portfolio, $96,868; Growth Portfolio, $123,531; Value Portfolio, $146,510; Strategic Income Portfolio, $121,760.

On January 28, 1998 the Payment Group paid the Portfolios the following amounts due under the expense limitation arrangement: Global Interactive/Telecomm Port-folio, $88,983; International Growth Portfolio, $89,895; Growth Portfolio, $114,448; Value Portfolio, $128,362; Strategic Income Portfolio, $103,436. In April, 1998 AFIMS paid the remaining amounts due under the arrangement as fol-lows: Global Interactive/Telecomm Portfolio, $10,344; International Growth Portfolio, $6,973; Growth Portfolio, $9,083; Value Portfolio, $18,148; Strate-gic Income Portfolio, $18,324. Through the year ending December 31, 1999, the Portfolios are required to repay all or a portion of any reimbursement of expenses received under this arrangement, provided that average net assets have grown or expenses have declined sufficiently to allow repayment without causing the Portfolios' ratio of other expenses to average daily net assets to exceed the specified other expense limitation rates specified above.

Retroactive to January 1, 1998, the current investment manager to the Trust, AFIMS, has agreed to limit certain operating expenses for the year ending December 31, 1998 to the extent that each Portfolio's "other expenses" (i.e. excluding management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Global Interactive/Telecomm Portfolio, 1.20%; International Growth Portfolio, 1.20%; Growth Portfolio, 1.00%; Value Portfolio, 1.00%; Strategic Income Portfolio, 1.20%. This expense limitation was implemented effective February 13, 1998. On February 24, 1998, AIMCO voluntarily contributed to the Portfolios the follow-ing amounts as capital: Global Interactive/Telecomm Portfolio, $6,618; Interna-tional Growth Portfolio, $7,723; Growth Portfolio, $10,350; Value Portfolio, $8,469; Strategic Income Portfolio, $7,936. These amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations during the period January 1, 1998 through February 12, 1998. These capital con-tributions have been treated as an increase in paid in capital for each Portfo-lio. For the year ending December 31, 1999, the Portfolios are required to repay all or a portion of any reimbursement of expenses received under this arrangement provided that average net assets have grown or expenses have declined sufficiently to allow repayment without causing the Portfolio's ratio of other expenses to average daily net assets to exceed the applicable other expense limitation rates specified above. At December 31, 1998, the aggregate amount of 1998 expenses reimbursed subject to repayment were as follows: Global Interactive/Telecomm Portfolio, $90,165; International Growth Portfolio, $101,848; Growth Portfolio, $181,834; Value Portfolio, $147,492; Strategic Income Portfolio, $74,187. Repayment of all

--------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------

or a portion of any reimbursement of expenses which relate to the year ending December 31, 1998 will not begin until the repayment obligations to the Payment Group and AFIMS, as discussed above, have been met.

AFIMS has agreed to limit certain operating expenses for the year ending Decem-ber 31, 1999 to the extent that each Portfolio's "other expenses" (i.e. exclud-ing management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Global Interactive/Telecomm Portfolio, 1.50%; International Growth Portfolio, 1.50%; Growth Portfolio, 1.20%; Value Portfolio, 1.20%; Strategic Income Portfolio, 1.50%. At June 30, 1999, the aggregate amount of 1999 expenses reimbursed subject to repayment were as follows: Global Interactive/Telecomm Portfolio, $17,315; International Growth Portfolio, $31,939; Growth Portfolio, $42,325; Value Portfolio, $37,636; Strategic Income Portfolio, $25,765. The Portfolios' reimbursement liability for 1998 and 1999 expense limitations will cease two years after each respec-tive calendar year.

6.FOREIGN SECURITIES

All Portfolios may purchase securities of foreign issuers. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

                         ------------------------------------------------------

                               The Fulcrum Trust

                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not autho-rized for distribution to prospective investors in The Fulcrum FundSM Variable Annuity of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for The Fulcrum FundSM Variable Annuity of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, and The Fulcrum Trust, which include important information related to charges and expenses.

                                 CLIENT NOTICES
--------------------------------------------------------------------------------
This semi-annual report includes financial statements for The Fulcrum Trust. It does not include financial statements for the separate accounts that correspond to the Fulcrum FundSM Variable Annuity contracts. Separate account financial statements are not provided.

                                   YEAR 2000
--------------------------------------------------------------------------------
Some computer software cannot distinguish between dates in the year 2000 and dates in the year 1900 because of the way that dates are encoded and calculat-ed. The services provided to the Trust by the Manager, Portfolio Managers, Cus-todian and other external service providers depend on the proper functioning of their computer software. Failure to correct or replace any non-compliant soft-ware could adversely affect, among other things, the handling of securities trades, the payment of interest and dividends, the pricing of the Trust's secu-rities and of the Trust's shares, and account services. The Trust has requested information from its service providers with respect to their plans to be Year 2000 compliant. The Trust has been advised by its service providers that they either are Year 2000 compliant now or expect to be compliant prior to December 31, 1999. However, there can be no guarantee that the Trust's operations will not be adversely affected by non-compliant computer systems of its service providers or other third parties which interact with such service providers.
The Year 2000 problem may also have an adverse effect on issuers, including foreign issuers, whose securities are owned by the Portfolios, potentially decreasing the value of such securities.

--------------------------------------------

                      The Fulcrum Fund(SM) Variable Annuity

         The Fulcrum Fund(SM) Variable Annuity is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in NY and HI) and is distributed by Allmerica Investments, Inc.

            To be preceded or accompanied by the current prospectus.
                      Read it carefully before investing.


                          [LOGO OF IMSA APPEARS HERE]

                 [LOGO OF ALLMERICA FINANCIAL(R) APPEARS HERE]


   First Allmerica Financial Life Insurance Company . Allmerica Financial Life
        Insurance and Annuity Company (licensed in all states except NY) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica
 Investment Management Company, Inc. . The Hanover Insurance Company . AMGRO,
   Inc. . Allmerica Financial Alliance Insurance Company . Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance Company . Sterling
  Risk Management Services, Inc. . Citizens Corporation . Citizens Insurance
                 Company of America . Citizens Management Inc.
              440 Lincoln Street, Worcester, Massachusetts 01653

10636 (6/99)